UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 20, 2003


                                     0-13063
                            (Commission File Number)


                         ------------------------------


                          SCIENTIFIC GAMES CORPORATION
             (Exact name of registrant as specified in its charter)


              Delaware                                       81-0422894
      (State of Incorporation)                              (IRS Employer
                                                        Identification Number)


                 750 Lexington Avenue, New York, New York 10022
              (Address of registrant's principal executive office)


                                 (212) 754-2233
                         (Registrant's telephone number)


                         ------------------------------

Item 4.  Changes in Registrant's Certifying Accountant.

      On May 20, 2003, Scientific Games Corporation (the "Company") engaged Deloitte & Touche LLP to serve as its new independent certified public accountant and dismissed KPMG LLP ("KPMG"). KPMG had served as the independent certified public accountant for the Company since fiscal 1984. The decision to change accountants was made by the Company's Audit Committee, was approved by the Board of Directors, and is effective immediately.

      KPMG's reports on the Company's financial statements for each of the fiscal years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG's audit report included in the Company's Form 10-K filed on March 24, 2003 contained a separate paragraph stating that the Company had adopted the provisions of Statement of Financial Standards No. 142, "Goodwill and Other Intangible Assets", effective January 1, 2002.

      During the fiscal years ended December 31, 2002 and 2001 and the interim period between December 31, 2002 and May 20, 2003, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to KPMG's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports for such years, nor did any of the reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occur during either of such fiscal years or during such interim period.

      The Company has requested that KPMG provide it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements, and, if not, the respects in which it does not agree. Such letter, when received, will be filed by amendment to this Form 8-K.

      During the years ended December 31, 2002 and 2001 and the interim period between December 31, 2002 and May 20, 2003, neither the Company nor anyone acting on its behalf consulted Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events listed in Item 304(a)(2)(i) or (ii) of Regulation S-K.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 SCIENTIFIC GAMES CORPORATION


                                 By: /s/ DeWayne E. Laird
                                    -----------------------------------------
                                    Name:  DeWayne E. Laird
                                    Title: Vice President and Chief Financial
                                           Officer

Date:  May 23, 2003



                                       3